Investment property	12 Months Ended
Jun. 30, 2026
Investment property [abstract]
Investment property

22. Investment property

	2026 USD	2025 USD
Land — at cost	3,599,744	–
Buildings — at cost	325,240	–
Accumulated depreciation — buildings	(79,446)	–
	3,845,538	–

Reconciliation of carrying amount

	2026 USD	2025 USD
Carrying amount at the beginning of the year	–	–
Assets acquired through business combinations	4,096,400	–
Accumulated depreciation transferred from property, plant and equipment (Note 21)	(79,446)	–
Net exchange differences	(171,416)	–
Carrying amount at the end of the year	3,845,538	–

The investment property comprises land and a commercial building held by VIS Networks Private Limited in India and acquired by the Group on 12 February 2026. It is held to earn rental income and for capital appreciation and is not occupied by the Group. The property is measured under the cost model. The building is depreciated on a straight-line basis over 60 years; land is not depreciated. The depreciation of the building after the acquisition date is recognised by VIS Networks Private Limited together with the depreciation of its other buildings and is included in the depreciation for the year at Note 21. At 30 June 2026 the accumulated depreciation on the building of USD 79,446 was transferred from property, plant and equipment.

The Directors have assessed the fair value of the investment property and consider that it is not materially different from its carrying amount at 30 June 2026. No independent valuation has been obtained. The valuation technique is the market approach: the assessment is based on the price at which the property was carried in the accounts of VIS Networks Private Limited at the acquisition date and on management’s knowledge of comparable transactions in the local market. The prices of those comparable transactions are the significant unobservable input; a higher price for comparable properties would result in a higher fair value. The fair value measurement is categorised within Level 3 of the fair value hierarchy (Note 39).

Rental income earned from the investment property during the period from 12 February 2026 to 30 June 2026, and the direct operating expenses arising from it, were not material. The investment property is subject to a registered mortgage in favour of Kotak Mahindra Bank Limited securing a loan against property made to VIS Networks Private Limited, included in borrowings from banks at Note 33, and rental income from the property is required to be paid into an account with that bank. There are no contractual obligations to purchase, construct or develop it or to carry out repairs, maintenance or enhancements. Real property is expressly excluded from the collateral granted to Streeterville Capital, LLC.